SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 11, 2013

TIANLI AGRITECH, INC.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-34799	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite K, 12th Floor, Building A, Jiangjing Mansion
228 Yanjiang Ave., Jiangan District, Wuhan City
Hubei Province, China 430010
(Address of principal executive offices)

Registrant’s telephone number, including area code: (+86) 27 8274 0726

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 11, 2013, Tianli Agritech, Inc. (the “Company”) held its 2013 Annual Meeting of Shareholders (the "Annual Meeting"). The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter, as applicable. A more complete description of each matter is set forth in the Company's definitive proxy statement filed with the Securities and Exchange Commission on September 9, 2013.

1.  Election of Directors. The Company's stockholders voted to elect the following persons as directors to serve for the following year or until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes
Hanying Li	5,832,141	255,331	3,434,333
Peter E. Gadkowski	6,054,329	65,883	3,434,333
Dr. Huanchun Chen	6,021,589	65,883	3,434,333

2.  Ratification of RBSM LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013. The results of the voting were 9,133,118 votes for, 374,559 votes against and 14,128 abstentions.

3. Approval of an amendment to the Company’s Amended and Restated Memorandum of Association (the “Memorandum of Association”) to effect, at any time prior to the next Annual Meeting, a reverse stock split of the Company’s outstanding and authorized common shares having a split ratio ranging from one-for-three to one-for-ten ("Split Ratio"), as such Split Ratio shall be determined by the Board of Directors of the Company to be in the best interest of the Company and its shareholders, and pay to our shareholders cash in lieu of fractional shares at fair market value.. The results of the voting were 8,055,776 votes for, 1,396,942 votes against and 69,087 abstentions.

4. Approval of an amendment to the Company’s Memorandum of Association increasing the number of our authorized common shares to 50,000,000, if a reverse stock split of our common shares is effected. The results of the voting were 7,752,044 votes for, 1,695,373 votes against and 74,388 abstentions.

5. Adoption, on an advisory basis, of a resolution approving the compensation of the Company’s named executive officers as disclosed in its Proxy Statement dated September 9, 2013 pursuant to Item 402 of Regulation S-K. The results of the voting were 5,810,862 votes for, 232,009 votes against, 44,601 abstentions, and 3,434,333 broker non-votes.

4. Adoption, on an advisory basis, of a proposal on the frequency of future executive compensation advisory votes;. The results of the voting were 609,227 votes for one year, 933,025 votes for two years, 4,492,912 votes for three years, 40,600 abstentions and 3,446,041 broker non-votes.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIANLI AGRITECH, INC.

By:	/S/ HANYING LI
Hanying Li
Chief Executive Officer

Dated: October 15, 2013